UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 2, 2006
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                         PANAMSAT HOLDING CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


       001-32456                                         20-1728720
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 (Commission File Number)                              (IRS Employer
                                                      Identification No.)

   20 Westport Road, Wilton, Connecticut                           06897
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  (Address of Principal Executive Offices)                       (Zip Code)


                                (203) 210-8000
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             (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))


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Item 8.01   Other Events.

         On March 2, 2006, the Competition Commission of South Africa issued a Merger Clearance Certificate with respect to the proposed acquisition (the "Acquisition") of PanAmSat Holding Corporation (the "Company") by Intelsat (Bermuda), Ltd., a subsidiary of Intelsat, Ltd. ("Intelsat"). The Certificate approved the Acquisition, subject to certain post-closing restrictions. These restrictions impose maximum prices that may be charged to certain South African customers for two years following the completion of the proposed Acquisition. For new South African customers during the two years, the maximum is the current rate card levels of the Company and Intelsat, respectively. For existing South African customers of the Company and Intelsat during the two years, the maximum is those customers' existing contract rates. In either case, the maximum prices are subject to an inflation adjustment. The Company does not believe that these post-closing restrictions will have a material adverse effect on the revenues or financial condition of the Company upon completion of the Acquisition.

         Consummation of the Acquisition remains subject to various conditions, as indicated in the Current Report on Form 8-K filed by the Company on August 29, 2005. If the conditions to the Acquisition are satisfied or waived (to the extent permitted by applicable law), the Company expects to consummate the Acquisition in the second or third quarter of 2006.

Safe Harbor under Private Securities Litigation Reform Act of 1995

         This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words like "estimate," "plan," "project," "anticipate," "expect," "intend," "outlook," "believe" and other similar expressions are intended to identify forward-looking statements and information. Such statements include, but are not limited to, statements about Intelsat's and the Company's future financial results, plans, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may materially differ from those set forth in these forward-looking statements.

         The companies may not be able to consummate the proposed transaction on the terms on which the parties have agreed, or at all, due to a number of factors, including, but not limited to, the failure to obtain the requisite governmental approvals or the financing to pay the consideration or the failure to satisfy any of the other conditions to consummation of the transaction. Other factors that could cause Intelsat's or the Company's results to differ materially from those described in the forward-looking statements can be found in Intelsat's annual report on Form 20-F, quarterly reports on Form 10-Q or registration statement on Form S-4 (File No. 333-129465-08), as such registration statement became effective on February 10, 2006, filed with the Securities and Exchange Commission or on the Company's quarterly reports on Form 10-Q or registration statement on Form S-1 (File No. 333-121463), as such registration statement became effective on March 16, 2005, filed with the Securities and Exchange Commission.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PANAMSAT HOLDING CORPORATION



                                By:   /s/ James W. Cuminale
                                    -------------------------------------
                                    Name:   James W. Cuminale
                                    Title:  Executive Vice President,
                                            Corporate Development,
                                            General Counsel and Secretary

Date:  March 3, 2006